UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2007

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)
363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 25, 2007, Newfield issued a press release announcing its first quarter 2007 financial and operating results and second quarter 2007 earnings guidance. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
     On April 25, 2007, Newfield issued its @NFX publication, which includes full-year 2007 production guidance, an update on key development projects, an operational update by region, second quarter 2007 earnings guidance and updated tables detailing complete hedging positions as of April 25, 2007. A copy of this publication is furnished herewith as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release issued by Newfield Exploration Company on April 25, 2007.

99.2	@NFX publication issued by Newfield Exploration Company on April 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: April 26, 2007	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Newfield Exploration Company on April 25, 2007.
99.2	@NFX publication issued by Newfield Exploration Company on April 25, 2007.

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